UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2022

EVE HOLDING, INC. (Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive, Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)
(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2022, Eve Holding, Inc., a Delaware corporation (the “Company”), entered into a subscription agreement (the “Subscription Agreement”) with United Airlines Ventures, Ltd., a Cayman Islands company (“United”), pursuant to which United agreed to subscribe for an aggregate of 2,039,353 shares of common stock of the Company, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $15,000,000 (the “Investment”). The Investment was consummated on September 6, 2022 (the “Closing”).

The Subscription Agreement provides for certain registration rights. In particular, the Company is required to, as soon as practicable but no later than 30 calendar days following the Closing, file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of such shares of Common Stock. Additionally, the Company is required to use its commercially reasonable efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of: (i) the 90th calendar day following the filing if the SEC notifies the Company that it will “review” such registration statement following the Closing; and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date United no longer holds any registrable shares; (ii) the date all registrable shares held by United may be sold without restriction under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”); (iii) the date such registrable shares have ceased to be outstanding and (iv) three years from the date of effectiveness of the registration statement.

On September 1, 2022, concurrently with the execution of the Subscription Agreement, the Company also entered into a Warrant Agreement with United (the “Warrant Agreement”), pursuant to which, at or promptly following the Closing, the Company issued to United warrants to acquire up to 2,722,536 shares of Common Stock, each with an exercise price of $0.01 per share, which were issuable upon (i) the issuance by the parties of a joint press release announcing the Investment, (ii) the entry by the Company and an affiliate of United into a conditional purchase agreement for the sale and purchase of up to 400 electric vertical take-off and landing aircraft (“eVTOL”) and (iii) the agreement by the Company and United to establish a concept of operations for the use of the Company’s eVTOLs at one or more of United’s or its affiliates’ hub airports. In addition, the Company has agreed to issue United additional warrants to acquire up to an additional 2,722,536 shares of Common Stock, each with an exercise price of $0.01 per share, which are issuable upon the entry into (i) a binding agreement between United (or one of its affiliates) and the Company for the sale and purchase of up to 200 eVTOLs and (ii) certain eVTOL services and support agreements.

Each warrant is exercisable for a period of five years following its issuance or first permitted exercise date (the “Expiration Date”). If, upon the Expiration Date, any issued and outstanding warrant has not been exercised and the Fair Market Value (as defined in the Warrant Agreement) of one share of Common Stock is greater than the exercise price of such warrant as of the Expiration Date, such warrant will automatically be deemed to be exercised.  The Warrant Agreement provides for certain registration rights with respect to the resale of the shares of Common Stock underlying the warrants which are substantially similar to the registration rights provided under the Subscription Agreement.

Finally, on September 1, 2022, United entered into a lock-up agreement with the Company, pursuant to which United will be restricted from transferring the warrants issued to it at or promptly following the Closing, as well as the shares of Common Stock issuable upon the exercise of such warrants, until the date that is: (i) with respect to one of the two warrants to acquire 680,634 shares of Common Stock, six months after the Closing; (ii) with respect to the warrant to acquire 1,361,268 shares of Common Stock, nine months after the Closing; and (iii) with respect to the second warrant to acquire 680,634 shares of Common Stock, twelve months after the Closing.

The foregoing descriptions of the Subscription Agreement and the Warrant Agreement are not complete and are subject to and qualified in their entirety by reference to the Subscription Agreement and the Warrant Agreement, copies of which are filed, respectively, as Exhibits 10.1 and 10.2 hereto and the terms of which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Common Stock pursuant to the Subscription Agreement and the issuance of warrants pursuant to the Warrant Agreement is incorporated by reference herein. Neither the shares of Common Stock issued in connection with the Investment, nor the warrants issued pursuant to the Warrant Agreement, were registered under the Securities Act, and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On September 8, 2022, the Company and United Airlines, Inc., a Delaware corporation (“United Airlines”), issued a joint press release announcing the Investment. The press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

On September 6, 2022, the Company and United Airlines entered into an Aircraft Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company has conditionally agreed to develop, manufacture and sell to United Airlines, and United Airlines has conditionally agreed to purchase from the Company, up to 200 eVTOLs with an option to purchase up to 200 additional eVTOLs (the “Aircraft”), in each case, subject to the terms and conditions of the Purchase Agreement.

United Airlines’ obligation to purchase Aircraft under the Purchase Agreement is subject to the parties first agreeing, after the date thereof, on certain additional material terms and conditions (collectively, the “Material Terms”), including, but not limited to, Aircraft specifications and pricing terms. United Airlines’ obligation to purchase Aircraft under the Purchase Agreement will arise only after all of the Material Terms are agreed (in the sole discretion of each party) and thereafter memorialized in an amendment to the Purchase Agreement in accordance with the terms thereof. After such time, United’s obligation to purchase the Aircraft will be further subject to the Company satisfying certain conditions precedent, including (i) the Aircraft meeting all applicable regulatory requirements and Aircraft specifications and (ii) the absence of any regulatory impediments or other impediments under law to the full operability of the Aircraft for commercial revenue service flight. Neither the Company nor United Airlines has any duty or obligation to agree on any of the Material Terms. Further, and in addition to other termination rights set forth in the Purchase Agreement, if the parties do not agree on any of the Material Terms, United Airlines will have the right to terminate the Purchase Agreement if it determines in its discretion that the parties are not likely to agree upon all of Material Terms in a manner that is consistent with United Airlines’ business, operational and ESG interests (as those interests may change from time to time).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to future performance. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) any delay or inability of the Company or United Airlines to realize the expected benefits of the proposed transaction; (ii) changes in domestic and foreign business, market, financial, political and legal conditions; (iii) risks relating to the uncertainty of the projected financial information with respect to the Company; (iv) the outcome of any legal proceedings that may be instituted against the Company; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) the Company’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (viii) the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) the Company’s ability to successfully develop, obtain certification for and commercialize its aircraft, (x) the effects of competition on the Company’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) the impact of the global COVID-19 pandemic and (xii) those factors discussed in the Company’s Registration Statement on Form S-1/A filed on August 25, 2022 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Subscription Agreement, dated as of September 1, 2022, by and between Eve Holding, Inc. and United Airlines Ventures, Ltd.

10.2	Warrant Agreement, dated as of September 1, 2022, by and between Eve Holding, Inc. and United Airlines Ventures, Ltd.

99.1	Joint Press Release, issued on September 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: September 8, 2022	By:	/s/ Gerard J. DeMuro
		Name:	Gerard J. DeMuro
		Title:	Co-Chief Executive Officer